UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2019

Better Choice Company Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-161943	26-2754069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 Tampa Rd, Suite 1117, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (646) 846-4280
N/A
 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

EXPLANATORY NOTE

On July 29, 2019, Better Choice Company Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Form 8-K”), reporting pursuant to Item 4.01(b) that, on July 23, 2019, the Audit Committee of the Board of Directors (the “Audit Committee”) of the Company appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal periods on or after January 1, 2019. This Amendment No. 1 on Form 8-K/A is being filed for the purpose of reporting the information required under Item 4.01(a), regarding the dismissal of the Company’s predecessor independent registered public accounting firm.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm

On September 6, 2019 the Audit Committee notified RBSM LLP (“RBSM”) of the Audit Committee’s approval to dismiss RBSM as the Company’s independent registered public accounting firm upon filing of the quarterly report on Form 10-Q for the period ending June 30, 2019.  RBSM will continue to provide services needed in connection with the Company’s Quarterly Report on Form 10-Q for the quarterly period ending September 30, 2019 with respect to the fiscal 2018 financial information included therein, and during such time that RBSM served as the Company’s independent registered public accounting firm.

During the Company’s fiscal years ended August 31, 2018 and August 31, 2017, the transition period from September 1, 2018 to December 31, 2018 resulting from the Company’s May 2019 change to its fiscal year ended August 31 to now end December 31 (the “Transition Period”) and through the subsequent interim period as of September 6, 2019 (the “Interim Period”), there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of RBSM would have caused RBSM to make reference thereto in its reports and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) except as described below.

There was a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the Transition Period related to material weaknesses in the Company’s internal control over financial reporting as disclosed in the Company’s Transition Report on Form 10-KT for the Transition Period (“Transition Period Report”). As disclosed in the Transition Period Report, the Company’s management concluded that material weaknesses existed as of December 31, 2018 related to the Company’s inadequate design and operating effectiveness of controls with respect to its entity level programs designed to communicate to its employees and consultants the Company’s accounting policies and procedures and small accounting staff that resulted in a lack of segregation of duties and insufficient review procedures.

The Company provided RBSM with a copy of this Form 8-K/A and requested that RBSM provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not RBSM agrees with the above disclosures. A copy of RBSM’s letter, dated September 6, 2019, is attached as Exhibit 16.1 to this Form 8-K/A.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1	Letter from RBSM LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

Date: September 11, 2019	By:	/s/ Damian Dalla-Longa
Name: Damian Dalla-Longa
Title: Co-Chief Executive Officer